UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 15, 2005

webMethods, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15681	54-1807654
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3877 Fairfax Ridge Road, South Tower, Fairfax, Virginia		22030
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-460-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On March 15, 2005, webMethods, Inc. ("webMethods") executed executive agreements with Rich Chiarello, webMethods’ Executive Vice President, Worldwide Operations, Mary Dridi, webMethods’ Chief Financial Officer, and Executive Vice President, and Kristin Weller Muhlner, webMethods’ Executive Vice President, Product Development, pursuant to the initiative of webMethods’ Compensation Committee to implement consistent arrangements amongst members of webMethods' executive management team.

Under the terms of their respective agreements, these officers may resign, or webMethods may terminate their employment, at any time, and each may continue to receive base salary and benefits in certain circumstances after his or her resignation or termination of employment. webMethods is obligated for one year, unless the officer earlier accepts full-time employment, to make payments of then-current base salary and all benefits provided to the officer immediately prior to the termination of employment if such officer is terminated without cause (as defined by the agreements) or resigns for certain reasons, including a reduction in base salary, a reduction or a change in the officer’s authorities, duties or job responsibilities or a geographic relocation without consent of more than 30 miles from the officer’s current office location. webMethods is obligated to pay the value of 18 months of the officer’s then-current base salary and maximum bonus or incentive compensation amount, and to pay for 18 months the life, disability, accident and health insurance benefits provided to the officer immediately prior to the termination of employment if, within one year after a change in control (as defined by the agreements), such officer is terminated without cause (as defined by the agreements) or resigns for certain reasons, including a reduction in base salary, a reduction or a change in the officer’s authorities, duties or job responsibilities or a geographic relocation without consent of more than 30 miles from the officer’s current office location. Under webMethods’ executive agreement with Mary Dridi, webMethods is also obligated to reimburse her for any excise taxes payable by her in connection with a change of control of webMethods.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

Exhibit 10.5 * Form of Executive Agreement entered into between webMethods, Inc. and certain of its executive officers.

* Previously filed as an exhibit to webMethods' Form 10-Q for the three months ended June 30, 2004 (File No. 1-15681).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

webMethods, Inc.

March 15, 2005	By:	/s/ David Mitchell

Name: David Mitchell
Title: President and Chief Executive Officer